The following information concerning Wells Fargo Bank's prior originations and purchases of Prime Adjustable-Rate Loans is included in this file:

•	summary information regarding original characteristics of Wells Fargo Bank's prior originations and prior purchases of Prime Adjustable-Rate Loans; and

•	delinquency, cumulative loss, and prepayment information by vintage years regarding the originations or purchases by Wells Fargo Bank of Prime Adjustable-
Rate Loans.

Wells Fargo Bank, N.A.
General Information Statement
As of 2/14/2006

The following information should be considered in conjunction with the Prior Securitized Pool reports:

1.   The performance information for Prior Securitized Pools is based upon underlying mortgage loan data and is not derived from, and therefore may not correspond precisely with, the data contained in the related monthly remittance reports to certificateholders. For example, losses and prepayments in the Prior Securitized Pool reports are reported on a calendar month-end basis, while losses and prepayments on securitized mortgage loans are reported monthly to certificateholders in the related securitization using a mid-month prepayment remittance cycle.

2.   For each Prior Securitized Pool in which the optional termination of the related trust was exercised, there will be no data listed for such Prior Securitized
Pool in each quarter after the quarter in which the optional termination was exercised.

3. A significant number of the FICO scores obtained in connection with the origination of a mortgage loan are unavailable for mortgage loans originated in the years 2000 and 2001.

The following information should be considered in conjunction with the Vintage Year reports:
1. The information excludes performance of mortgage loans sold by Wells Fargo Bank, N.A. ("Wells Fargo Bank") for which Wells Fargo Bank ceased to be the servicer after sale.

2.   The information excludes performance of mortgage loans sold to Fannie Mae, Freddie Mac or the Federal Home Loan Banks, and mortgage loans insured or guaranteed by the Government National Mortgage Association, the Federal Housing Administration or the Department of Veterans Affairs.

3.   The information includes mortgage loans originated in the years indicated whether they have been securitized by Wells Fargo Asset
Securities Corporation or its predecessor (including for periods following the optional termination of the related securitization trust), sold on a whole loan basis or retained in Wells Fargo Bank's portfolio.

4. The information includes losses experienced by Wells Fargo Bank upon the sale of nonperforming mortgage loans from its retained portfolio.

5.   The amount of losses experienced by Wells Fargo Bank on non-securitized mortgage loans may include an estimate of interest losses and unreimbursed advances that would have been recovered by a third party servicer servicing a securitized mortgage loan.

6.   Mortgage loans classified as non-performing or mortgage loans which are classified as ineligible for sale due to severely defective documentation are included in the vintage year in which they are first so classified, rather than the year of origination.

7. FHA and VA insured mortgage loans repurchased by Wells Fargo Bank from GNMA pools are included in the vintage year in which repurchased.

8.   FICO scores obtained in connection with the origination of a mortgage loan were generally not available for any vintage years with respect to
FHA and VA insured mortgage loans repurchased by Wells Fargo Bank from GNMA pools and a significant number of such FICO scores are unavailable for all other types of mortgage loans in the 2000 and 2001 vintage years.

Wells Fargo Bank, N.A.
Static Pool Vintage Year Report
as of 2/14/2006

Amortizing asset pools - information by vintage origination years for originations/purchases by the sponsor or other originator.

Original Pool Characteristics:
PRARM / Prime ARM

	2000	2001	2002	2003	2004	2005
Vintage:
Number of Pool Assets	20,610	38,193	81,544	142,930	125,454	113,744
Original Pool Balance	6,973,103,314	19,146,043,348	40,514,589,176	56,515,937,239	54,089,704,631	53,072,900,484
Average Initial Loan Balance	338,336	501,297	496,843	395,410	431,152	466,600
Weighted Average Mortgage Interest Rate	7.74%	6.60%	5.66%	4.80%	4.84%	5.52%
Weighted Average Original Term	359	359	359	359	359	359
Weighted Average Loan-To-Value	76%	65%	65%	69%	73%	76%
Weighted Average FICO	728	727	732	731	737	741
Minimum FICO	475	475	442	445	400	469
Maximum FICO	834	830	842	850	831	843

Product Characteristics: (% of Original Pool Balance)
2nd Liens	0%	0%	0%	0%	0%	0%
Prepayment Penalties	0%	0%	0%	0%	0%	0%
Interest Only	0%	0%	2%	12%	52%	84%
Relocation	21%	5%	3%	5%	7%	5%
Primary Residence	94%	96%	96%	95%	94%	91%
Arms	100%	100%	99%	100%	100%	100%
For Arms: Wtd Avg Months to First Adjustment Date	59	60	61	74	71	85
Balloons	0%	0%	0%	0%	0%	0%
Cashout	7%	21%	15%	13%	12%	25%

Distribution Of Assets by Mortgage Interest Rate:
0-2%	0%	0%	0%	0%	0%	0%
2.01-3%	0%	0%	0%	1%	1%	0%
3.01-4%	1%	0%	1%	9%	10%	0%
4.01-5%	1%	0%	13%	62%	60%	14%
5.01-6%	1%	11%	67%	27%	29%	82%
6.01-7%	10%	78%	19%	0%	0%	3%
7.01-8%	72%	10%	0%	0%	0%	0%
8.01-9%	14%	0%	0%	0%	0%	0%
9.01-10%	1%	0%	0%	0%	0%	0%
10.01-11%	0%	0%	0%	0%	0%	0%
11.01-12%	0%	0%	0%	0%	0%	0%
12.01-13%	0%	0%	0%	0%	0%	0%
13.01-14%	0%	0%	0%	0%	0%	0%
14.01-15%	0%	0%	0%	0%	0%	0%
Over 15%	0%	0%	0%	0%	0%	0%

Geographic Concentrations (states >= 5%)
California	37%	68%	66%	53%	55%	51%
Colorado	7%	*	*	*	*	*
New Jersey	5%	*	*	*	*	*

*Indicates a geographic concentration of less than five percent.

*The information on this page should be considered only in conjunction with the material contained in the General Information Statement (the "Statement"), which should be attached. Please do not use or rely on this information without first having read the Statement, which may be viewed at http://www.securitieslink.com/staticpools."

Wells Fargo Bank, N.A.
Static Pool Vintage Year Report
as of 2/14/2006

Amortizing asset pools - information by vintage origination years for originations/purchases by the sponsor or other originator.

Delinquency, Loss, and Prepayment Information:
PRARM / Prime ARM
	Q4-2005	Q3-2005	Q2-2005	Q1-2005	Q4-2004	Q3-2004	Q2-2004	Q1-2004	Q4-2003	Q3-2003	Q2-2003	Q1-2003	Q4-2002	Q3-2002	Q2-2002	Q1-2002	Q4-2001	Q3-2001	Q2-2001	Q1-2001
For Vintage Year: 2000

Delinquency Date
Current
Balance	84,872,444	89,605,876	99,136,642	112,007,570	124,963,805	137,085,680	159,846,359	198,946,157	234,978,372	305,810,284	448,853,042	668,530,510	962,346,223	1,474,202,073	2,009,485,335	2,462,466,138	3,289,764,494	4,447,584,344	5,269,842,823	6,198,494,229
Number	534	566	608	668	718	784	887	1,031	1,164	1,429	1,984	2,815	3,838	5,537	7,185	8,511	10,797	14,067	16,276	18,671
30-59 Days
Balance	2,850,999	2,267,968	3,743,058	3,343,980	3,477,043	5,268,779	8,060,614	7,368,664	7,287,512	7,756,829	16,382,683	23,060,707	20,016,434	33,787,740	30,066,393	43,698,322	52,045,874	65,719,962	55,804,380	46,628,851
Number	17	9	22	18	24	27	40	37	39	37	71	92	80	132	126	154	185	221	192	166
60-89 Days
Balance	267,193	1,171,651	1,509,590	2,080,377	1,359,818	929,909	1,312,572	1,811,671	3,775,718	3,000,921	4,235,793	4,336,177	5,845,553	5,440,699	8,027,006	5,260,840	8,470,301	6,261,186	6,971,333	11,062,068
Number	4	5	9	8	11	7	7	9	15	16	20	23	21	25	32	24	38	24	30	36
90-119 Days
Balance	339,953	230,012	305,642	857,131	508,648	415,121	579,506	836,524	1,496,559	2,860,801	2,214,353	1,524,680	1,907,245	2,585,817	3,306,459	3,102,315	4,663,707	2,675,766	4,612,663	1,847,988
Number	2	3	3	6	2	3	2	4	8	13	12	11	12	12	14	12	21	12	15	9
120-149 Days
Balance	278,198	915,632	584,118	389,374	0	779,766	278,744	867,486	729,404	801,316	2,553,637	402,034	1,915,828	981,190	2,636,652	2,485,538	1,406,384	1,965,866	399,842	1,415,630
Number	1	4	2	2	0	4	1	5	3	3	6	3	9	6	8	10	7	12	4	5
150-179 Days
Balance	0	0	150,185	72,949	989,944	491,217	299,224	1,093,511	1,119,130	443,224	525,068	330,427	2,913,977	1,758,756	1,004,750	1,848,024	2,726,114	1,276,365	1,961,290	1,711,208
Number	0	0	1	1	6	4	2	3	7	4	3	2	11	8	4	7	8	7	5	2
180-360 Days
Balance	899,188	363,801	1,033,277	534,578	245,576	752,885	2,025,751	2,022,451	1,966,696	807,676	1,931,608	4,367,325	2,943,874	3,301,904	3,071,191	5,739,049	6,547,032	7,059,959	3,938,851	1,021,750
Number	6	4	7	3	1	4	9	12	12	7	10	21	15	12	14	25	23	14	10	4
2 Years
Balance	0	278,968	736,909	534,046	534,046	760,566	313,605	1,617,499	2,076,825	3,244,914	1,923,628	1,645,362	2,005,144	3,594,411	4,568,038	4,379,583	2,379,230	671,084	0	0
Number	0	1	4	4	4	4	3	8	10	14	9	7	9	11	10	8	5	2	0	0
3 Years
Balance	278,968	0	43,713	0	334,957	497,135	813,908	813,908	316,773	1,497,876	1,497,876	1,867,018	1,497,876	0	0	0	0	0	0	0
Number	1	0	1	0	1	2	3	3	1	1	1	2	1	0	0	0	0	0	0	0
3+ Years
Balance	0	0	0	334,957	0	0	1,492,444	1,497,876	1,497,876	0	0	0	0	0	0	0	0	0	0	0
Number	0	0	0	1	0	0	1	1	1	0	0	0	0	0	0	0	0	0	0	0

Total Balance	89,786,942	94,833,907	107,242,135	120,154,962	132,413,837	146,981,058	175,022,728	216,875,747	255,244,865	326,223,842	480,117,688	706,064,239	1,001,392,155	1,525,652,590	2,062,165,824	2,528,979,808	3,368,003,136	4,533,214,533	5,343,531,183	6,262,181,725
Total Number	565	592	657	711	767	839	955	1,113	1,260	1,524	2,116	2,976	3,996	5,743	7,393	8,751	11,084	14,359	16,532	18,893
Total Delinquent Loan Balance as % of Total Balance	5%	6%	8%	7%	6%	7%	9%	8%	8%	6%	7%	5%	4%	3%	3%	3%	2%	2%	1%	1%

Balance of Assets in Bankruptcy	620,635	343,838	549,300	688,751	647,970	930,301	1,494,415	1,552,011	3,134,169	2,997,354	2,149,002	2,128,642	2,926,664	2,775,070	3,707,315	3,271,823	3,158,839	2,894,072	2,582,844	1,529,143
Assets in Bankruptcy	4	3	6	5	5	8	9	9	14	16	14	11	14	12	19	16	14	12	10	6

Balance of Assets in Foreclosure	393,479	72,949	748,571	472,457	666,102	1,301,119	1,010,464	2,812,056	1,940,299	725,079	1,522,033	3,750,554	4,611,109	4,109,047	2,244,076	6,202,001	6,381,060	7,869,863	5,061,103	3,148,422
Assets in Foreclosure	2	1	5	3	5	7	6	14	14	2	8	18	18	17	11	21	17	15	10	6

Balance of Assets in REO	278,968	278,968	917,052	1,114,579	825,290	1,028,190	2,603,125	3,698,881	3,333,882	3,968,701	4,009,105	3,436,891	3,660,731	1,162,648	3,959,719	2,689,457	1,394,121	145,371	0	0

Assets in REO	1	1	6	6	4	4	6	10	9	12	11	9	11	6	7	6	3	1	0	0

Weighted Average Delinquency Period of Assets in Bankruptcy	119 days	117 days	67 days	59 days	54 days	65 days	203 days	94 days	181 days	146 days	63 days	147 days	92 days	79 days	102 days	171 days	167 days	113 days	26 days	0 days
Weighted Average Delinquency Period of Assets in Foreclosure	183 days	333 days	145 days	160 days	182 days	288 days	199 days	203 days	208 days	132 days	295 days	235 days	181 days	238 days	278 days	280 days	279 days	217 days	200 days	154 days
Weighted Average Delinquency Period of Assets in REO	730 days	638 days	490 days	627 days	639 days	647 days	960 days	896 days	829 days	686 days	591 days	589 days	602 days	430 days	516 days	351 days	270 days	213 days	0 days	0 days

Loss Data
Cumulative Net Losses	5,748,067	5,727,173	5,673,356	5,347,408	5,151,950	5,127,679	5,349,399	5,337,981	5,150,345	4,880,758	4,805,383	4,457,645	3,339,331	2,607,352	1,796,986	1,203,139	116,124	13,415	13,415	13,415
Average Cumulative Net Loss on All Assets Experiencing a Net	67,624	68,181	69,187	68,557	66,908	68,369	75,344	76,257	78,036	80,012	81,447	84,107	75,894	76,687	59,900	57,292	23,225	13,415	13,415	13,415
Loss
Cumulative Net Loss as % of Original Loan Balance	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cumulative Net Loss as % of Original Loan Balance of Loans	23%	23%	23%	23%	23%	23%	24%	24%	25%	25%	25%	26%	24%	22%	21%	23%	22%	19%	19%	19%
Experiencing a Loss
Original Loan Balance of Loans Experiencing a Loss as % of	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Original Loan Balance

Current Pool Factor	1%	1%	2%	2%	2%	2%	3%	3%	4%	5%	7%	10%	14%	22%	30%	36%	48%	65%	77%	90%
Cumulative Prepayments	6,826,819,392	6,822,109,300	6,812,034,513	6,800,066,450	6,788,430,252	6,775,023,100	6,747,895,815	6,710,077,273	6,674,713,919	6,605,813,164	6,447,293,843	6,232,412,345	5,926,876,854	5,421,702,841	4,893,008,759	4,436,209,915	3,604,891,841	2,443,599,716	1,640,691,321	732,273,247

*The information on this page should be considered only in conjunction with the material contained in the General Information Statement (the "Statement"), which should be attached. Please do not use or rely on this information without first having read the Statement, which may be viewed at http://www.securitieslink.com/staticpools."

Wells Fargo Bank, N.A.
Statis Pool Vintage Year Report
as of 2/14/2006

Amortizing asset pools - information by vintage origination years for originations/purchases by the sponsor or other originator.

Delinquency, Loss, and Prepayment Information:
PRARM / Prime ARM
	Q4-2005	Q3-2005	Q2-2005	Q1-2005	Q4-2004	Q3-2004	Q2-2004	Q1-2004	Q4-2003	Q3-2003	Q2-2003	Q1-2003	Q4-2002	Q3-2002	Q2-2002	Q1-2002	Q4-2001	Q3-2001	Q2-2001	Q1-2001
For Vintage Year: 2001

Delinquency Date
Current
Balance	316,921,522	356,000,692	431,736,386	504,906,814	573,582,679	673,160,617	818,580,855	1,074,398,739	1,320,139,187	1,757,256,245	2,803,288,732	4,160,305,215	5,693,293,095	8,871,183,790	12,808,982,667	14,629,555,025	15,977,531,016	10,288,948,599	5,078,108,517	1,734,262,923
Number	868	975	1,153	1,321	1,483	1,731	2,086	2,660	3,203	4,163	6,521	9,523	12,847	19,270	26,648	30,189	32,456	21,012	10,106	3,396
30-59 Days
Balance	6,594,556	11,401,376	10,846,103	11,681,599	10,845,030	16,487,460	24,156,846	27,546,444	30,745,272	39,663,722	60,974,873	83,886,350	81,046,089	121,156,357	121,458,952	152,840,179	166,378,921	91,640,948	38,975,994	16,523,850
Number	17	30	31	34	32	44	61	77	86	106	151	189	184	275	271	310	336	189	71	30
60-89 Days
Balance	3,603,815	4,593,732	7,474,296	7,467,430	6,598,496	4,282,535	4,914,786	4,680,911	9,293,949	12,386,097	14,880,686	14,103,219	15,265,074	10,490,283	10,039,027	18,817,365	17,958,389	6,537,635	1,348,677	0
Number	11	11	15	18	25	17	19	13	22	30	33	37	42	25	30	37	39	17	4	0
90-119 Days
Balance	2,069,679	1,621,703	653,072	1,514,811	2,821,610	2,933,357	1,853,436	4,263,428	3,232,233	8,703,060	7,153,665	7,187,603	3,684,959	5,314,585	3,442,473	4,906,755	2,169,829	1,078,400	1,934,000	0
Number	5	5	3	6	9	7	7	13	9	22	17	18	15	15	13	14	5	3	3	0
120-149 Days
Balance	1,848,280	827,499	244,604	852,005	2,206,683	368,475	1,408,558	1,920,413	3,618,128	5,889,200	5,141,599	5,414,269	3,597,865	3,662,327	4,390,761	4,062,994	2,337,446	68,000	0	0
Number	7	2	3	3	6	3	5	6	14	15	1	14	8	15	13	12	13	1	0	0
150-179 Days
Balance	709,164	2,670,669	1,569,409	449,394	874,854	2,011,958	600,962	845,079	3,062,429	1,867,450	3,961,543	4,311,227	1,739,876	1,188,605	1,200,008	2,162,775	1,114,355	0	0	0
Number	2	5	4	2	2	7	2	4	11	3	10	15	6	3	7	7	3	0	0	0
180-360 Days
Balance	1,882,617	1,016,194	632,871	2,630,807	2,593,177	3,259,132	4,096,213	5,996,258	12,993,754	10,301,837	6,315,605	4,694,131	5,779,267	5,259,164	4,083,722	2,902,438	0	0	0	0
Number	7	5	5	10	9	11	14	17	35	33	23	18	20	19	15	11	0	0	0	0
2 Years
Balance	1,037,001	1,381,600	1,294,695	2,081,958	3,698,779	3,839,739	5,114,248	5,483,820	4,394,898	2,847,398	2,628,572	3,341,469	1,311,897	885,667	0	0	0	0	0	0
Number	3	4	4	8	14	15	16	18	14	10	9	9	5	4	0	0	0	0	0	0
3 Years
Balance	639,973	1,469,907	1,401,294	912,696	829,934	238,922	1,721,176	991,319	991,319	582,161	0	0	0	0	0	0	0	0	0	0
Number	3	4	3	2	1	1	4	2	2	1	0	0	0	0	0	0	0	0	0	0
3+ Years
Balance	829,934	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Number	1	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total Balance	336,136,541	380,983,372	455,852,731	532,497,515	604,051,241	706,582,195	862,447,079	1,126,126,409	1,388,471,171	1,839,497,170	2,904,345,275	4,283,243,483	5,805,718,122	9,019,140,779	12,953,597,610	14,815,247,531	16,167,489,956	10,388,273,582	5,120,367,189	1,750,786,772
Total Number	924	1,041	1,221	1,404	1,581	1,836	2,214	2,810	3,396	4,383	6,776	9,823	13,127	19,626	26,997	30,580	32,852	21,222	10,184	3,426
Total Delinquent Loan Balance as % of Total Balance	6%	7%	5%	5%	5%	5%	5%	5%	5%	4%	3%	3%	2%	2%	1%	1%	1%	1%	1%	1%

Balance of Assets in Bankruptcy	1,629,036	1,903,702	2,015,536	3,094,060	4,369,327	3,268,535	3,495,515	5,162,651	3,931,723	4,091,631	6,864,452	7,137,765	6,184,755	4,831,581	4,743,286	2,227,804	550,690	0	151,156	0
Assets in Bankruptcy	7	6	8	13	17	13	11	17	16	17	22	23	21	15	13	4	2	0	1	0

Balance of Assets in Foreclosure	1,982,666	3,153,544	1,489,326	2,039,083	4,143,154	4,245,466	6,680,023	7,764,500	14,138,946	9,311,309	9,002,658	9,731,817	7,010,899	4,971,900	3,220,738	5,742,830	877,820	0	0	0
Assets in Foreclosure	6	7	7	7	11	17	17	17	40	25	25	30	19	19	13	17	7	0	0	0

Balance of Assets in REO	2,510,201	2,852,031	2,882,307	3,013,733	3,843,406	3,370,522	3,775,417	4,255,072	7,857,252	3,786,375	2,713,299	1,689,962	1,828,377	1,521,618	155,100	52,700	0	0	0	0
Assets in REO	7	8	7	10	12	11	13	15	19	11	10	6	5	5	2	1	0	0	0	0

Weighted Average Delinquency Period of Assets in Bankruptcy	179 days	171 days	154 days	167 days	175 days	199 days	111 days	74 days	84 days	108 days	70 days	73 days	54 days	5 days	21 days	23 days	13 days	0 days	0 days	0 days
Weighted Average Delinquency Period of Assets in Foreclosure	175 days	160 days	193 days	212 days	163 days	237 days	342 days	328 days	243 days	242 days	173 days	200 days	197 days	200 days	183 days	120 days	139 days	0 days	0 days	0 days
Weighted Average Delinquency Period of Assets in REO	783 days	655 days	572 days	616 days	556 days	503 days	631 days	535 days	355 days	437 days	447 days	465 days	395 days	317 days	302 days	211 days	0 days	0 days	0 days	0 days

Loss Data
Cumulative Net Losses	6,696,973	6,736,755	6,618,207	6,471,851	5,864,291	5,636,413	5,441,898	5,185,608	4,879,993	3,853,873	3,744,457	2,771,388	2,250,941	1,362,666	921,903	599,773	0	0	0	0
Average Cumulative Net Loss on All Assets Experiencing a Net	60,333	61,805	63,031	64,719	68,189	68,737	71,604	71,036	70,725	70,070	72,009	72,931	77,619	71,719	83,809	99,962	0	0	0	0
Loss
Cumulative Net Loss as % of Original Loan Balance	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cumulative Net Loss as % of Original Loan Balance of Loans	15%	15%	16%	16%	16%	16%	18%	18%	18%	19%	19%	21%	21%	22%	21%	22%	0%	0%	0%	0%
Experiencing a Loss
Original Loan Balance of Loans Experiencing a Loss as % of	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Original Loan Balance

Current Pool Factor	2%	2%	2%	3%	3%	4%	5%	6%	7%	10%	15%	22%	30%	47%	68%	77%	88%	96%	98%	100%
Cumulative Prepayments	18,552,658,621	18,511,157,315	18,439,647,895	18,368,346,833	18,301,055,911	18,201,461,080	18,050,892,191	17,793,881,925	17,543,640,736	17,101,546,741	16,011,409,314	14,667,771,073	13,090,657,216	9,969,554,252	6,055,840,833	4,225,619,727	2,094,326,359	407,607,738	74,374,713	8,523,230

*The information on this page should be considered only in conjunction with the material contained in the General Information Statement (the "Statement"), which should be attached. Please do not use or rely on this information without first having read the Statement, which may be viewed at http://www.securitieslink.com/staticpools."

Wells Fargo Bank, N.A.
Static Pool Vintage Year Report
as of 2/14/2006

Amortizing asset pools – information by vintage origination years for originations/purchases by the sponsor or other originator.

Delinquency, Loss, and Prepayment Information:
PRARM / Prime ARM
	Q4-2005	Q3-2005	Q2-2005	Q1-2005	Q4-2004	Q3-2004	Q2-2004	Q1-2004	Q4-2003	Q3-2003	Q2-2003	Q1-2003	Q4-2002	Q3-2002	Q2-2002	Q1-2002

For Vintage Year: 2002
Delinquency Date
Current
Balance	3,519,327,956	3,865,325,123	4,424,786,420	4,979,005,271	5,481,213,097	6,264,591,355	7,142,356,869	9,306,755,166	10,949,606,722	13,024,073,746	20,680,198,994	27,879,740,101	31,129,115,004	20,626,409,248	11,284,978,921	6,517,820,330
Number	8,546	9,384	10,661	11,985	13,108	14,900	16,865	21,529	25,087	29,295	44,082	57,784	63,948	41,822	22,669	12,957
30-59 Days
Balance	31,615,830	33,233,106	32,757,744	35,975,058	45,118,225	53,371,814	71,791,726	78,454,239	95,651,043	120,849,097	161,195,714	228,446,255	244,300,707	181,243,695	75,346,205	43,001,105
Number	86	89	89	86	144	157	197	209	265	317	405	518	524	360	148	83
60-89 Days
Balance	7,136,616	11,578,099	8,526,243	12,108,607	11,231,722	13,913,533	13,881,746	13,946,037	18,272,848	19,126,112	25,850,800	25,954,612	25,790,804	6,428,456	14,565,067	1,732,500
Number	26	32	34	40	41	40	51	56	66	69	86	75	56	16	20	3
90-119 Days
Balance	6,530,523	2,172,951	6,586,675	5,071,551	6,944,636	5,667,895	6,633,905	8,034,030	7,950,498	11,450,933	6,829,304	8,304,211	8,461,120	2,505,430	2,862,000	0
Number	17	11	21	18	24	24	26	30	31	43	28	28	22	6	4	0
120-149 Days
Balance	1,731,914	4,030,664	2,143,781	3,959,823	4,184,548	6,950,883	3,136,331	3,805,211	6,214,826	6,430,343	4,785,233	6,984,465	3,293,208	1,885,303	0	0
Number	8	16	9	17	15	21	13	17	21	26	14	18	11	4	0	0
150-179 Days
Balance	1,843,705	2,631,766	1,460,834	1,744,154	4,614,570	2,804,628	3,067,994	3,510,436	7,476,950	4,659,758	3,191,281	6,670,805	533,129	99,777	0	0
Number	9	8	7	5	14	14	8	19	31	17	14	11	3	1	0	0
180-360 Days
Balance	3,294,218	5,123,527	4,925,736	8,948,368	10,533,822	9,723,607	9,869,863	14,739,995	14,420,700	7,038,698	8,961,219	6,765,912	4,094,916	0	0	0
Number	14	21	25	31	37	36	40	55	65	38	28	20	8	0	0	0
2 Years
Balance	2,593,994	4,398,459	4,197,029	8,993,140	10,120,500	7,977,207	6,537,319	5,368,906	3,249,673	5,245,909	2,069,812	0	0	0	0	0
Number	16	23	23	35	40	37	35	28	13	14	4	0	0	0	0	0
3 Years
Balance	3,145,633	2,514,101	2,288,117	1,217,663	695,235	180,581	2,043,594	0	0	0	0	0	0	0	0	0
Number	10	8	8	7	4	2	3	0	0	0	0	0	0	0	0	0
3+ Years
Balance	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Number	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Total Balance	3,577,220,390	3,931,007,796	4,487,672,579	5,057,023,635	5,574,656,355	6,365,181,504	7,259,319,348	9,434,614,021	11,102,843,260	13,198,874,596	20,893,082,357	28,162,866,361	31,415,588,889	20,818,571,909	11,377,752,193	6,562,553,935
Total Number	8,732	9,592	10,877	12,224	13,427	15,231	17,238	21,943	25,579	29,819	44,661	58,454	64,572	42,209	22,841	13,043
Total Delinquent Loan Balance as % of Total Balance	2%	2%	1%	2%	2%	2%	2%	1%	1%	1%	1%	1%	1%	1%	1%	1%

Balance of Assets in Bankruptcy	10,865,512	9,378,050	10,140,549	10,799,701	12,047,931	9,879,847	9,872,548	12,383,245	10,848,256	10,337,844	9,141,731	6,177,437	2,178,139	1,415,129	0	0
Assets in Bankruptcy	37	37	34	34	41	33	33	40	38	39	32	17	9	5	0	0

Balance of Assets in Foreclosure	3,939,469	7,821,962	4,188,237	11,257,090	16,855,091	14,934,206	11,943,914	14,963,654	18,110,312	11,121,513	9,449,893	12,058,867	5,327,433	1,803,755	0	0
Assets in Foreclosure	16	26	19	33	46	46	41	56	70	46	32	30	16	4	0	0

Balance of Assets in REO	3,821,289	6,080,431	7,199,696	8,121,130	7,948,123	8,855,830	8,517,118	5,999,215	5,065,703	6,528,881	3,402,806	1,239,200	84,149	0	0	0
Assets in REO	20	28	35	39	42	47	38	33	24	21	8	4	1	0	0	0

Weighted Average Delinquency Period of Assets in Bankruptcy	77 days	67 days	54 days	99 days	101 days	59 days	52 days	59 days	55 days	51 days	72 days	56 days	7 days	8 days	0 days	0 days
Weighted Average Delinquency Period of Assets in Foreclosure	349 days	244 days	294 days	280 days	226 days	218 days	230 days	228 days	191 days	174 days	209 days	166 days	158 days	122 days	0 days	0 days
Weighted Average Delinquency Period of Assets in REO	793 days	587 days	492 days	528 days	449 days	393 days	430 days	439 days	378 days	349 days	283 days	224 days	183 days	0 days	0 days	0 days

Loss Data
Cumulative Net Losses	4,846,446	4,675,841	4,444,396	4,263,120	3,402,427	3,508,204	3,283,561	2,946,893	2,722,941	1,626,154	1,409,636	306,063	99,995	0	0	0
Average Cumulative Net Loss on All Assets Experiencing a Net	33,891	35,693	38,314	43,501	47,922	60,486	63,145	64,063	66,413	56,074	64,074	43,723	99,995	0	0	0
Loss
Cumulative Net Loss as % of Original Loan Balance	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cumulative Net Loss as % of Original Loan Balance of Loans	11%	12%	12%	14%	15%	17%	17%	17%	18%	16%	16%	17%	23%	0%	0%	0%
Experiencing a Loss
Original Loan Balance of Loans Experiencing a Loss as % of	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Original Loan Balance

Current Pool Factor	9%	10%	11%	12%	14%	16%	18%	23%	27%	33%	52%	70%	80%	85%	94%	100%
Cumulative Prepayments	36,465,208,023	36,131,423,242	35,592,913,125	35,050,474,973	34,553,325,642	33,784,852,949	32,916,956,839	30,770,412,919	29,137,848,004	27,066,452,470	19,229,074,806	12,077,495,592	7,761,590,431	3,639,484,182	648,045,176	27,977,144

*The information on this page should be considered only in conjunction with the material contained in the General Information Statement (the "Statement"), which should be attached. Please do not use or rely on this information without first having read the Statement, which may be viewed at http://www.securitieslink.com/staticpools."

Wells Fargo Bank, N.A.
Static Pool Vintage Year Report
as of 2/14/2006

Amortizing asset pools - information by vintage origination years for originations/purchases by the sponsor or other originator.

Delinquency, Loss, and Prepayment Information:
PRARM / Prime ARM

	Q4-2005	Q3-2005	Q2-2005	Q1-2005	Q4-2004	Q3-2004	Q2-2004	Q1-2004	Q4-2003	Q3-2003	Q2-2003	Q1-2003
For Vintage Year: 2003
Delinquency Date
Current
Balance	27,387,049,133	29,054,817,855	31,434,169,470	33,680,918,407	35,504,366,027	37,912,805,943	40,252,652,262	46,505,687,040	49,661,560,179	40,266,741,230	18,716,703,436	7,010,711,572
Number	76,981	81,698	88,526	94,964	99,633	105,956	111,919	124,825	130,513	101,533	41,790	15,444
30-59 Days
Balance	143,074,387	146,836,775	146,020,220	125,550,428	190,792,482	193,415,294	216,991,267	198,218,383	295,929,426	248,320,518	146,825,913	47,992,914
Number	505	526	541	444	673	699	746	625	856	638	323	103
60-89 Days
Balance	19,092,227	20,116,164	17,044,834	27,533,058	23,345,220	25,597,009	22,865,456	25,219,189	22,358,364	15,521,432	13,527,778	915,420
Number	88	81	84	115	113	109	104	93	66	53	29	3
90-119 Days
Balance	9,234,671	11,460,746	13,052,558	10,638,289	16,744,449	11,126,517	8,526,329	9,459,165	4,513,793	2,946,128	1,502,786	0
Number	47	50	55	52	90	53	38	35	16	12	8	0
120-149 Days
Balance	5,624,489	7,565,282	7,217,502	9,390,981	12,029,032	6,709,077	5,762,939	3,603,913	4,146,372	1,432,728	1,402,600	0
Number	26	40	32	47	57	29	25	15	19	7	3	0
150-179 Days
Balance	5,300,691	4,624,304	5,666,926	7,342,128	6,180,741	6,928,395	4,716,320	765,736	5,531,939	757,948	0	0
Number	21	24	31	35	31	35	20	4	19	4	0	0
180-360 Days
Balance	11,938,429	13,554,806	12,544,907	17,534,508	13,055,611	12,685,514	8,673,012	9,245,929	3,233,619	995,068	0	0
Number	63	64	58	87	66	53	39	42	19	6	0	0
2 Years
Balance	7,515,626	8,950,877	7,651,212	7,853,841	5,565,467	2,861,964	1,490,877	268,384	0	0	0	0
Number	37	41	43	41	33	27	11	2	0	0	0	0
3 Years
Balance	1,034,649	690,058	359,086	85,884	0	0	0	0	0	0	0	0
Number	7	7	4	1	0	0	0	0	0	0	0	0
3+ Years
Balance	0	0	0	0	0	0	0	0	0	0	0	0
Number	0	0	0	0	0	0	0	0	0	0	0	0

Total Balance	27,589,864,303	29,268,616,869	31,643,726,715	33,886,847,524	35,772,079,029	38,172,129,714	40,521,678,462	46,752,467,739	49,997,273,691	40,536,715,052	18,879,962,513	7,059,619,905
Total Number	77,775	82,531	89,374	95,786	100,696	106,961	112,902	125,641	131,508	102,253	42,153	15,550
Total Delinquent Loan Balance as % of Total Balance	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%	1%

Balance of Assets in Bankruptcy	30,499,780	19,208,753	17,479,745	11,482,208	14,791,744	17,213,615	15,096,891	10,233,411	6,425,272	3,762,584	584,485	237,315
Assets in Bankruptcy	159	105	93	66	88	91	77	49	35	22	5	1

Balance of Assets in Foreclosure	11,759,517	16,700,355	12,226,881	22,125,777	17,976,146	14,725,336	12,026,342	9,310,312	7,846,719	2,328,187	275,000	0
Assets in Foreclosure	55	73	58	104	80	65	47	38	40	13	1	0

Balance of Assets in REO	8,860,976	8,895,316	11,349,433	9,882,643	7,235,683	6,900,299	2,774,268	1,315,547	377,050	0	0	0
Assets in REO	54	54	65	59	48	44	25	12	3	0	0	0

Weighted Average Delinquency Period of Assets in Bankruptcy	38 days	58 days	61 days	82 days	55 days	41 days	21 days	37 days	16 days	9 days	0 days	0 days
Weighted Average Delinquency Period of Assets in Foreclosure	217 days	203 days	187 days	182 days	172 days	168 days	167 days	193 days	157 days	147 days	121 days	0 days
Weighted Average Delinquency Period of Assets in REO	469 days	443 days	388 days	399 days	361 days	314 days	307 days	263 days	243 days	0 days	0 days	0 days

Loss Data
Cumulative Net Losses	4,495,789	4,335,966	3,216,906	2,549,527	1,725,528	970,954	713,395	599,896	258,587	45,948	0	0
Average Cumulative Net Loss on All Assets Experiencing a Net	18,890	23,565	24,007	26,558	39,217	34,677	33,971	37,493	36,941	45,948	0	0
Loss
Cumulative Net Loss as % of Original Loan Balance	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cumulative Net Loss as % of Original Loan Balance of Loans	9%	11%	12%	13%	19%	16%	17%	17%	18%	17%	0%	0%
Experiencing a Loss
Original Loan Balance of Loans Experiencing a Loss as % of	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Original Loan Balance

Current Pool Factor	49%	52%	56%	60%	63%	68%	72%	83%	90%	91%	97%	100%
Cumulative Prepayments	27,688,319,405	26,125,552,558	23,857,479,044	21,739,202,817	19,948,776,606	17,626,215,174	15,361,240,241	9,204,830,183	5,513,973,948	3,947,073,645	611,177,324	19,217,536

*The information on this page should be considered only in conjunction with the material contained in the General Information Statement (the "Statement"), which should be attached. Please do not use or rely on this information without first having read the Statement, which may be viewed at http://www.securitieslink.com/static pools.”

Wells Fargo Bank, N.A.
Static Pool Vintage Year Report
as of 2/14/2006

Amortizing asset pools - information by vintage origination years for originations/purchases by the sponsor or other originator.

Delinquency, Loss, and Prepayment Information:
PRARM / Prime ARM

	Q4-2005	Q3-2005	Q2-2005	Q1-2005	Q4-2004	Q3-2004	Q2-2004	Q1-2004
For Vintage Year: 2004
Delinquency Date
Current
Balance	42,103,749,632	43,997,349,876	46,619,359,942	48,650,347,265	49,266,668,082	38,370,414,922	27,764,163,403	8,747,847,563
Number	99,793	104,342	110,559	115,238	116,260	89,518	62,965	19,903
30-59 Days
Balance	171,264,988	174,310,080	163,538,619	145,451,497	187,858,815	143,281,162	122,858,890	24,182,418
Number	505	505	464	412	496	359	286	47
60-89 Days
Balance	25,292,024	18,452,874	10,616,150	15,765,866	17,694,160	9,823,112	4,376,512	0
Number	95	67	44	56	57	45	17	0
90-119 Days
Balance	9,395,661	5,525,147	4,345,452	8,170,278	6,657,806	1,597,533	530,201	0
Number	34	22	21	33	34	7	4	0
120-149 Days
Balance	6,390,302	1,846,981	4,110,478	5,176,988	3,252,867	1,708,418	0	0
Number	27	6	16	24	22	8	0	0
150-179 Days
Balance	2,193,389	1,533,136	5,323,758	3,378,124	1,762,493	952,873	0	0
Number	11	9	22	20	10	7	0	0
180-360 Days
Balance	10,712,482	9,567,329	5,885,046	5,550,804	1,667,050	70,400	0	0
Number	42	42	30	28	10	1	0	0
2 Years
Balance	4,133,098	3,390,563	1,275,061	70,400	0	0	0	0
Number	19	12	6	1	0	0	0	0
3 Years
Balance	0	0	0	0	0	0	0	0
Number	0	0	0	0	0	0	0	0
3+ Years
Balance	0	0	0	0	0	0	0	0
Number	0	0	0	0	0	0	0	0

Total Balance	42,333,131,575	44,211,975,987	46,814,454,505	48,833,911,221	49,485,561,273	38,527,848,419	27,891,929,005	8,772,029,980
Total Number	100,526	105,005	111,162	115,812	116,889	89,945	63,272	19,950
Total Delinquent Loan Balance as % of Total Balance	1%	0%	0%	0%	0%	0%	0%	0%

Balance of Assets in Bankruptcy	20,358,022	12,306,344	8,067,369	6,888,422	5,691,076	3,033,498	709,521	125,600
Assets in Bankruptcy	96	69	43	26	28	20	3	1

Balance of Assets in Foreclosure	12,033,685	10,339,061	11,261,795	7,574,204	3,010,849	2,105,593	0	0
Assets in Foreclosure	47	38	46	39	17	11	0	0

Balance of Assets in REO	5,494,516	4,503,555	2,995,889	1,208,828	633,458	70,400	0	0
Assets in REO	25	21	15	9	5	1	0	0

Weighted Average Delinquency Period of Assets in Bankruptcy	24 days	33 days	26 days	54 days	21 days	16 days	12 days	0 days
Weighted Average Delinquency Period of Assets in Foreclosure	247 days	208 days	162 days	153 days	159 days	134 days	0 days	0 days
Weighted Average Delinquency Period of Assets in REO	335 days	340 days	317 days	280 days	227 days	182 days	0 days	0 days

Loss Data
Cumulative Net Losses	379,186	588,192	489,785	243,313	111,380	33,979	0	0
Average Cumulative Net Loss on All Assets Experiencing a Net	8,618	16,805	17,492	14,313	18,563	33,979	0	0
Loss
Cumulative Net Loss as % of Original Loan Balance	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Cumulative Net Loss as % of Original Loan Balance of Loans	5%	10%	10%	9%	14%	16%	0%	0%
Experiencing a Loss
Original Loan Balance of Loans Experiencing a Loss as % of	0%	0%	0%	0%	0%	0%	0%	0%
Original Loan Balance

Current Pool Factor	78%	82%	87%	91%	94%	96%	98%	99%
Cumulative Prepayments	11,270,038,945	9,441,806,990	6,833,511,976	4,790,301,348	3,266,869,391	1,410,889,595	659,995,356	51,355,533

*The information on this page should be considered only in conjunction with the material contained in the General Information Statement (the "Statement"), which should be attached. Please do not use or rely on this information without first having read the Statement, which may be viewed at http://www.securitieslink.com/staticpools."

Wells Fargo Bank, N.A.
Static Pool Vintage Year Report
as of 2/14/2006

Amortizing asset pools – information by vintage origination years for originations/purchases by the sponsor or other originator.

Delinquency, Loss, and Prepayment Information:
PRARM / Prime ARM

	Q4-2005	Q3-2005	Q2-2005	Q1-2005
For Vintage Year: 2005
Delinquency Date
Current
Balance	50,157,169,547	39,765,171,534	24,470,044,497	9,528,794,225
Number	108,545	86,240	54,729	21,862
30-59 Days
Balance	251,388,842	157,295,066	104,912,745	29,381,718
Number	554	351	235	72
60-89 Days
Balance	20,106,801	6,919,162	8,911,143	0
Number	52	19	15	0
90-119 Days
Balance	6,625,213	2,984,716	40,155	0
Number	21	9	1	0
120-149 Days
Balance	5,568,207	0	0	0
Number	13	0	0	0
150-179 Days
Balance	727,841	316,766	0	0
Number	3	2	0	0
180-360 Days
Balance	1,372,121	40,155	0	0
Number	6	1	0	0
2 Years
Balance	0	0	0	0
Number	0	0	0	0
3 Years
Balance	0	0	0	0
Number	0	0	0	0
3+ Years
Balance	0	0	0	0
Number	0	0	0	0

Total Balance	50,442,958,572	39,932,727,399	24,583,908,540	9,558,175,943
Total Number	109,194	86,622	54,980	21,934
Total Delinquent Loan Balance as % of Total Balance	1%	0%	0%	0%

Balance of Assets in Bankruptcy	11,814,640	2,546,699	1,269,653	0
Assets in Bankruptcy	38	10	4	0

Balance of Assets in Foreclosure	3,068,624	356,921	0	0
Assets in Foreclosure	8	3	0	0

Balance of Assets in REO	315,321	0	0	0
Assets in REO	3	0	0	0

Weighted Average Delinquency Period of Assets in Bankruptcy	1 days	0 days	0 days	0 days
Weighted Average Delinquency Period of Assets in Foreclosure	147 days	155 days	0 days	0 days
Weighted Average Delinquency Period of Assets in REO	221 days	0 days	0 days	0 days

Loss Data
Cumulative Net Losses	114,444	30,160	0	0
Average Cumulative Net Loss on All Assets Experiencing a Net	16,349	15,080	0	0
Loss
Cumulative Net Loss as % of Original Loan Balance	0.0%	0.0%	0.0%	0.0%

Cumulative Net Loss as % of Original Loan Balance of Loans	7%	7%	0%	0%
Experiencing a Loss
Original Loan Balance of Loans Experiencing a Loss as % of	0%	0%	0%	0%
Original Loan Balance

Current Pool Factor	95%	96%	98%	100%
Cumulative Prepayments	2,606,875,671	1,488,882,572	464,512,530	45,309,906

*The information on this page should be considered only in conjunction with the material contained in the General Information Statement
(the "Statement"), which should be attached. Please do not use or rely on this information without first having read the Statement, which may be viewed at http://www.securitieslink.com/staticpools."